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             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549



                          FORM 8-K


                       CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934




                Date of Report:  June 1, 1995
       Date of earliest event reported:  May 25, 1995


             SOUTHERN CALIFORNIA EDISON COMPANY
   (Exact name of registrant as specified in its charter)



     CALIFORNIA                          1-2313          95-1240335
(State or other jurisdiction of       (Commission     (I.R.S. employer
incorporation or organization)        file number)    identification no.)


                  2244 Walnut Grove Avenue
                       (P.O. Box 800)
                 Rosemead, California  91770
(Address of principal executive offices, including zip code)


                        818-302-1212
    (Registrant's telephone number, including area code)


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Item 5.  Other Matters

      On May 24, 1995, the California Public Utilities
Commission ("CPUC") proposed restructuring of California's electric utility industry. The CPUC voted 3-1 in favor of a plan that would increase competition through the creation of a wholesale power pool that would began no later than January 1, 1997. The CPUC press release is attached hereto as Exhibit 20.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

Exhibit
Number                   Description
- - -------                  -----------

8           Opinion of Counsel Milbank, Tweed, Hadley &
            McCloy

20          News Release - California Public Utilities
            Commission Offers Restructuring Proposals for
            Comment

23          Consent of Milbank, Tweed, Hadley & McCloy
            (included in Opinion filed as Exhibit 8)


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                         SIGNATURES


    Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            SOUTHERN CALIFORNIA EDISON COMPANY


                                    W. J. Scilacci
                            ----------------------------------
                                    W. J. Scilacci
                                  Assistant Treasurer

June 1, 1995